Exhibit 10.2

AMENDING AGREEMENT NO. 2

THIS AMENDING AGREEMENT NO. 2 (this “Amending Agreement”) is made as of June 29, 2022.

WHEREAS:

A.         Reference is made to the second amended and restated senior secured credit agreement dated as of October 26, 2021 between, inter alios, Tucows.com Co., Tucows (Delaware) Inc., Ting Inc., Ting Fiber, Inc., Tucows (Emerald), LLC, as borrowers (collectively, the “Borrowers” and each a “Borrower”), Tucows Inc., as parent (the “Parent”), Royal Bank of Canada, as administrative agent (the “Agent”), and the financial institutions party thereto, as lenders (the “Lenders”) (as amended by amending agreement no. 1 dated as of March 31, 2022, the “Credit Agreement”).

B.          The Borrowers, the Parent, the Agent and the Lenders wish to amend the Credit Agreement as provided herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this Amending Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

1.1        Defined Terms. In this Amending Agreement, unless something in the subject matter or context is inconsistent:

(a)	terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

(b)	all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article Two of this Amending Agreement (collectively, the “Amended Credit Agreement”).

1.2        Headings. The headings of the Articles and Sections of this Amending Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.

1.3        References. All references to Articles, Sections, Exhibits and Schedules, unless otherwise specified, are to Articles, Sections, Exhibits and Schedules of the Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1        Amendments. Effective as of the date hereof:

(a)	the following new definition of “Leverage Step Up Period” is hereby added to Section 1.01 of the Credit Agreement in the proper alphabetical order:

“Leverage Step Up Period” means the period commencing on June 29, 2022 to and including August 31, 2022.

(b)	Section 9.03(1) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

(1) Leverage Ratio. Maintain, at all times, a Total Funded Debt to Adjusted EBITDA Ratio of not more than (i) 4.50:1.00 from and after the date hereof to and including June 28, 2022; (ii) 5.00:1:00 during the Leverage Step Up Period; (iii) 4.50:1.00 from September 1, 2022 to and including March 30, 2023; and (iv) 4.00:1.00 from and after March 31, 2023.

(c)	the following new sentence is hereby added to the end of Section 9.02(3) of the Credit Agreement:

Notwithstanding the foregoing or any other provision of this Agreement, the Parent shall not directly or indirectly sell or otherwise dispose of, or permit any of its Subsidiaries to sell or otherwise dispose of, any of its Assets in excess of $2,000,000, individually or in the aggregate, during the Leverage Step Up Period without the prior written consent of the Majority Lenders.

(d)	the following new sentence is hereby added to the end of Section 9.02(5) of the Credit Agreement:

Notwithstanding the foregoing or any other provision of this Agreement, the Parent shall not make or acquire, or permit any of its Subsidiaries to make or acquire, any (i) Permitted Acquisition pursuant to Section 9.02(5)(i) above or (ii) any further Investment in a Subsidiary of the Parent that is not a Loan Party or in any other Person pursuant to Section 9.02(5)(iii) above, in each case, during the Leverage Step Up Period without the prior written consent of the Majority Lenders.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1        Confirmation of Representations. The Parent and each Borrower represents and warrants that, as at the date of this Amending Agreement and assuming that the amendments made to the Credit Agreement by this Amending Agreement have become effective:

(a)	this Amending Agreement has been duly authorized, executed and delivered by each of the signatory Loan Parties;

(b)

the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)	no Default or Event of Default has occurred and is continuing; and

(d)

the representations and warranties contained in Article 8 of the Credit Agreement are true and correct in all material respect as if made on the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

ARTICLE 4
CONDITIONS

4.1      Conditions Precedent. This Amending Agreement shall become effective on the date upon which there has been receipt by the Agent of a counterpart of this Amending Agreement executed by each party hereto and payment by the Parent of an amending fee equal to U.S.$10,000 per Lender that has executed this Amending Agreement (such fee to be paid to the Agent for the rateable account of and disbursement to each such Lender).

ARTICLE 5
GENERAL

5.1        Confirmation. Except as specifically stated herein, Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. In particular but without limitation the Parent, the Borrowers and each of the Guarantors hereby acknowledge and agree that:

(a)

the Guaranties and the Security provided by it in favour of the Agent and the Secured Parties continues in full force and effect notwithstanding the execution and delivery of this Amending Agreement and the amendments to the Credit Agreement effected hereby;

(b)	such guarantees and indemnities extend to the indebtedness, liabilities and obligations of the Borrowers under the Amended Credit Agreement; and

(c)

the secured liabilities described in the Security include indebtedness, liabilities and obligations arising under or in relation to the Amended Credit Agreement, and the Liens granted thereunder extend thereto.

5.2        Interpretation. All references to the “this Agreement” or the “Credit Agreement” and all similar references in any of the other Loan Documents shall hereafter include, mean and be a reference to the Amended Credit Agreement without any requirement to amend such Loan Documents. This Amending Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.

5.3        Binding Nature. This Amending Agreement shall enure to the benefit of and be binding upon the Borrowers, the Parent, the Agent and the Lenders and their respective successors and permitted assigns.

5.4       Severability. Any provision of this Amending Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Amending Agreement, all without affecting the remaining provisions of this Amending Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.5        Conflicts. If, after the date of this Amending Agreement, any provision of this Amending Agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this Amending Agreement shall prevail.

5.6        Governing Law. This Amending Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

5.7        Counterpart and Facsimile. This Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amending Agreement by any party by facsimile or other form of electronic transmission shall be as effective as delivery of a manually executed copy of this Amending Agreement by such party.

[signatures on the following pages]

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

ROYAL BANK OF CANADA, as Agent

By:	/s/ Helena Sadowski
Name: Helena Sadowski
Title: Manager, Agency

ROYAL BANK OF CANADA, as Lender, Swingline Lender and Fronting Letter of Credit Lender

By:	/s/ Brad Clarkson
Name: Brad Clarkson
Title: Director, Corporate Client Group, Mid-Market Leveraged and Infrastructure Finance

By:
Name:
Title:

BANK OF MONTREAL, as Lender

By:	/s/ Daniel Pichini
Name: Daniel Pichini
Title: Director, Corporate Finance

By:
Name:
Title:

BANK OF NOVA SCOTIA, as Lender

By:	/s/ Mitch Gillingwater
Name: Mitch Gillingwater
Title: Director, National Accounts

By:	/s/ Sebastian Reveredo
Name: Sebastian Reveredo
Title: Director, National Accounts

HSBC BANK CANADA, as Lender

By:	/s/ Gregory Mancina, Director
Name: Gregory Mancina
Title: Director

By:	/s/ Leon Arendst
Name: Leon Arendst
Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By:	/s/ Mark McQueen
Name: Mark McQueen
Title: Authorized Signatory

By:	/s/ Adam Weiers
Name: Adam Weiers
Title: Authorized Signatory

THE TORONTO-DOMINION BANK, as Lender

By:	/s/ Justin Whiteside
Name: Justin Whiteside
Title:

By:	/s/ Tabish Anjum
Name: Tabish Anjum
Title: Sr. Manager Commercial Credit, Commercial National Accounts

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

TUCOWS INC., as Parent
By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

TUCOWS.COM CO., as Borrower
By: /s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

TING INC., as Borrower

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

TING FIBER, INC., as Borrower

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

TUCOWS (DELAWARE) INC., as Borrower

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

TUCOWS (EMERALD), LLC, as Borrower

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

TING VIRGINIA, LLC, as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

BLUE RIDGE WEBSOFT, LLC, as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

FIBER ROADS, LLC, as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

NAVIGATOR NETWORK SERVICES, LLC, as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

ENOM, LLC, as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

TUCOWS DOMAINS INC., as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

ASCIO TECHNOLOGIES, CORP., as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

Name: Title:

CEDAR HOLDINGS GROUP, INCORPORATED, as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

ZIPPYTECH INCORPORATED, as Guarantor

By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

Name: Title:

ZIPPYTECH OF NEW MEXICO INCORPORATED, as Guarantor
By:	/s/ Davinder Singh
Name: Davinder Singh Title: CFO & Treasurer

TING TELECOM CALIFORNIA LLC, as Guarantor

By:	/s/ Davinder Singh
Name: Title:	Davinder Singh CFO & Treasurer

SIMPLY BITS, LLC, as Guarantor

By: /s/ Davinder Singh
Name: Title:	Davinder Singh CFO & Treasurer